                                                                   EXHIBIT 4.9


                 AMENDMENT NO. 3 TO DEED OF TRUST, MORTGAGE, SECURITY
               AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT
                     (PERSONAL PROPERTY INCLUDING HYDROCARBONS),
                                  AND FIXTURE FILING


         THIS AMENDMENT NO. 3 TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT (PERSONAL PROPERTY INCLUDING HYDROCARBONS) AND FIXTURE FILING (this "AMENDMENT") is entered into as of January 31, 1997 at 9:00 a.m., Mountain Time (the "EFFECTIVE DATE") by and between FOREST OIL CORPORATION, a New York corporation with an address for notice hereunder of 1500 Colorado National Building, 950 17th Street, Denver, Colorado 80202 ("MORTGAGOR") to:

         1. THE CHASE MANHATTAN BANK, with an address at One Chase Manhattan Plaza, New York, New York 10081, as agent for each bank referred to below (in such capacity, the "AGENT") (the Agent, together with its successors in such capacity, is hereinafter referred to as the "SECURED PARTY"), as to any and all portions of the Collateral EXCEPT those portions of the Collateral which (i) are located in the State of Texas or in offshore waters adjacent to the State of Texas and subject to the laws of the State of Texas and (ii) constitute interests in or to real property under the law of the State of Texas (the "DT COLLATERAL"); and

         2. Mary Jo Woodford, with an address at One Chase Manhattan Plaza, New York, New York 10081, as trustee (successor to Ian G.P. Schottlaender) (in such capacity, together with her successors and assigns in such capacity, the "TRUSTEE"), but only as to the DT Collateral.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE SECURED PARTY TO TAKE THE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.

                                    R E C I T A L S

         A. Mortgagor, certain banks (collectively, the "ORIGINAL BANKS"), and the Agent were parties to a Credit Agreement dated as of December 1, 1993 (as heretofore modified and supplemented and in effect on the date hereof (the "ORIGINAL CREDIT AGREEMENT").

         B. Mortgagor, certain banks (collectively, the "EXISTING BANKS"), and the Agent amended and restated the Original Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of August 31, 1995.

         C. Mortgagor, certain banks (collectively, the "BANKS") and the Agent have agreed to further amend and restate the Original Credit Agreement pursuant to a Second Amended and Restated Credit Agreement dated as of January 31, 1997 (the Original Credit Agreement as so amended and restated and as the same may be further amended and restated and in effect from time to time, being referred to herein as the "CREDIT AGREEMENT").

         D. The Original Credit Agreement is secured by, among other things, that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of December 1, 1993 from Mortgagor to Secured Party and Trustee (as heretofore modified and supplemented, the "DEED OF TRUST").

         E. The Deed of Trust was amended by Amendment No. 1 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of June 3, 1994 and Amendment No. 2 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of August 31, 1995. The Deed of Trust, Amendment No. 1 and Amendment No. 2 were duly recorded as set forth on Schedule 1 attached hereto.

         F. Mortgagor and Secured Party now desire to supplement Exhibit A to the Deed of Trust to include therein certain additional properties to be subject to the lien and security interest of the Deed of Trust.

         G. Mortgagor and Secured Party now desire to further amend the Deed of Trust to provide for the continuation of the mortgage lien and security interest provided under the Deed of Trust by Mortgagor to the Secured Party, for the benefit of itself and the Banks.

         NOW, THEREFORE, in view of the foregoing, Mortgagor and Secured Party do hereby agree as follows:

         1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Deed of Trust.

         2. All references in the Deed of Trust to "this Instrument", as defined in the opening paragraph of the Deed of Trust shall mean the Deed of Trust as amended hereby and as the same may from time to time be further amended or supplemented.

         3. The Deed of Trust is hereby amended: (i) by deleting Recital 1 in its entirety and substituting the following therefor:

              "1. Pursuant to the terms of the Second Amended and Restated Credit Agreement dated as of January 31, 1997 among Mortgagor, certain banks (collectively, the "BANKS"), the Subsidiary Guarantors and the Secured Party (as amended, supplemented and otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), the Banks have agreed to make loans from time to time under a revolving credit facility to the Mortgagor the aggregate principal or stated amount of which shall not exceed $100,000,000.00 at any one time (maturing January 31, 2000), and issue or acquire participation interests in letters of credit for account of Mortgagor the aggregate amount of the liabilities of the Banks under which shall not exceed $10,000,000.00."; and

         (ii) by deleting Section 1.01A in its entirety and substituting the following therefore:

         "A. Payment in full when due (whether as stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the

              Banks and all other amounts (including, without limitation, Reimbursement Obligations) from time to time owing to, and obligations to be performed in favor of, the Secured Party and the Banks by the Mortgagor under the Credit Agreement, the Notes and under any of the other Basic Documents (any reborrowings, future advances, readvances, modifications, extensions, substitutions, exchanges and renewals shall enjoy the same priority as the initial advances evidenced by the Notes) and the obligations to be performed in favor of, the Secured Party and the Banks by the Mortgagor under any Commodity Hedging Agreements or Interest Rate Protection Agreements (as those terms are defined in the Credit Agreement)."

         (iii) by deleting Recital 3.F in its entirety and substituting the following therefore:


         "F. all tenements, hereditaments, appurtenances and properties in any way appertaining, belonging, affixed or incidental to the Lands, Leases, rights, titles, interests and estates described or referred to in paragraphs A, B, C, D and E above, which are now owned or, except with respect to any additional undivided interests as provided in paragraph E above, which may hereafter be acquired (by operation of law or otherwise) by the Mortgagor, including, without limitation, any and all property, real or personal, equipment, improvements, fixtures and other property now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of the Leases or the lands covered thereby or pooled or unitized therewith including, without limitation, any and all of the Mortgagor's rights, titles and interests in oil wells, gas wells, injection wells or other wells (including, without limitation, the wells described in Exhibit A hereto) or well equipment, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering lines, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires towers, casing, tubing and rods, power, telephone and telegraph lines (including without limitation all of the foregoing constituting all or a portion of a production or drilling platform located on Mortgaged Properties or used or useful in the production of Hydrocarbons from Mortgaged Property), surface leases, rights-of-way, easements, servitudes and other surface rights situated upon, used, held for use or useful in connection with the operation and development of the Leases and the Lands covered thereby or pooled or unitized therewith, together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties (the foregoing rights, interests and properties described in paragraphs A, B, C, D, E and this paragraph F above, and all rights, estates, powers and privileges appurtenant thereto are referred to herein collectively as the "MORTGAGED PROPERTIES" and, individually, as a "MORTGAGED PROPERTY")".


         4. Mortgagor hereby confirms that pursuant to and subject to the terms of the Deed of Trust, it has heretofore absolutely and unconditionally granted, bargained, sold, assigned, transferred and conveyed the DT Collateral to the Trustee and granted to the Secured Party a security interest in those portions of the Collateral which (i) are located in the State of Texas or in offshore waters adjacent to the State of Texas and subject to the laws of the State of Texas and (ii) do not constitute DT Collateral.

         5. Mortgagor hereby confirms that pursuant to and subject to the Deed of Trust, it has heretofore absolutely and unconditionally granted, bargained, sold, assigned, transferred, pledged, mortgaged, warranted and conveyed to the Secured Party and granted the Secured Party a security interest in all of the Collateral (except the DT Collateral), including, without limitation, all severed and extracted Hydrocarbons and other minerals produced from or attributable to the Mortgaged Property, including, without limitation, all of the proceeds thereof.


         6. The parties hereto agree that Exhibit A to the Deed of Trust is supplemented by adding thereto Exhibit A attached hereto. All references to Exhibit A in the Deed of Trust shall hereafter refer to Exhibit A in the Deed of Trust and Exhibit A attached hereto.

         7. In order to more fully effectuate this Amendment and in order to secure the performance of the Obligations and for and in consideration of the Loans made, and the Letters of Credit issued, pursuant to the Credit Agreement, the Mortgagor hereby:

         A. GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, PLEDGES, MORTGAGES, WARRANTS and CONVEYS, and grants a security interest in, the Supplemental Collateral other than the Supplemental DT Collateral to the Secured Party WITH POWER OF SALE pursuant to the Deed of Trust and this Instrument and applicable law, for the benefit and security of the Secured Party, subject to the rights of the Secured Party under the assignment made in PARAGRAPH D below;

         B. GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS and CONVEYS the Supplemental DT Collateral to the Trustee, IN TRUST, WITH POWER OF SALE pursuant to the Deed of Trust and this Instrument and applicable law, for the benefit of the Secured Party; and

         C. without limiting the grant in PARAGRAPH A above, grants to the Secured Party a security interest in those portions of the Supplemental Collateral which (i) are located in the State of Texas and subject to the laws of the State of Texas and (ii) do not constitute Supplemental DT Collateral;

              TO HAVE AND TO HOLD the Supplemental Collateral other than the Supplemental DT Collateral unto the Secured Party, its successors and assigns, forever, and TO HAVE AND TO HOLD the Supplemental DT Collateral unto the Trustee, its successors and assigns, forever, in trust, subject to all of the terms, conditions, covenants and agreements herein set forth, for the security and benefit of the Secured Party and its successors and assigns as holders of the Obligations; and

         D. UNCONDITIONALLY AND ABSOLUTELY ASSIGNS, CONVEYS, TRANSFERS and SETS OVER to the Secured Party any and all of the Mortgagor's rights in respect of the Supplemental Hydrocarbons, including, without limitation, all severed and extracted Hydrocarbons and other minerals produced from or attributable to the Mortgaged Property, including, without limitation, all of the proceeds thereof.

         8. All of the properties, rights and interests described in clauses A through G below are collectively called the

"SUPPLEMENTAL COLLATERAL" except for such portions of the Supplemental Collateral which (i) are located in the State of Texas or in offshore waters adjacent to the State of Texas and subject to the laws of the State of Texas and (ii) constitute interests in or to real property under the law of the State of Texas, which are collectively called the "DT SUPPLEMENTAL COLLATERAL":

         A. All rights, titles and interests of the Mortgagor (but at a minimum the undivided interests specified in Exhibit A attached hereto and incorporated herein by this reference) in and to the oil and gas leases, the oil, gas and mineral leases and other mineral properties or interests described in Exhibit A hereto (collectively, the "SUPPLEMENTAL LEASES") and in the lands and premises covered or affected thereby (the "SUPPLEMENTAL LANDS"), except the rights, titles and interests of the Mortgagor expressly excluded in Exhibit A hereto;

         B. without limitation of the foregoing, all other right, title and interest of the Mortgagor of whatever kind or character in and to the Supplemental Leases and described in Exhibit A hereto, or lands which are otherwise described in any of the Supplemental Leases or other instruments described in Exhibit A hereto, even though such lands may be incorrectly described in, or omitted from, Exhibit A hereto, except the rights, titles and interests of the Mortgagor expressly excluded in Exhibit A hereto;

         C. all rights, titles, interests and estates owned by the Mortgagor in and to (i) the properties now or hereafter pooled or unitized with the Supplemental Leases; (ii) all presently existing or future unitization, communitization, pooling agreements, orders and/or declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, state or other governmental body or agency having Jurisdiction and so called "working interest units" created under operating agreements, surface use agreements, support agreements or otherwise) which may affect all or any portion of the Supplemental Leases including, without limitation, those units which may be described or referred to in Exhibit A hereto; and (iii) all operating agreements, farmout agreements, farmin agreements, development agreements, participation agreements, area of mutual interest agreements, equipment leases, purchase agreements, sale agreements, option agreements and other agreements which cover, affect or otherwise relate to any of the Supplemental Leases or Supplemental Lands or interests in the Supplemental Leases or Lands described or referred to herein or in Exhibit A hereto or to the production, sale, purchase, exchange, processing, handling, storing, transporting or marketing of the Hydrocarbons (as defined in Section 6.02 hereof) produced from or attributable to such Supplemental Leases or Supplemental Lands or interests therein;

         D. any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien and security interest hereof by the Mortgagor or by anyone on the Mortgagor's behalf; and the Secured Party on behalf of the Banks is hereby authorized to receive the same at any time as additional security hereunder;

         E. all of the rights, titles and interests of every nature whatsoever now owned by the Mortgagor (as the same may be enlarged by the removal of any prior Encumbrance) in and to the Supplemental Lands, Supplemental Leases, rights, titles, interests and estates and every part and parcel thereof, including, without limitation, the Supplemental Lands, Supplemental Leases, rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Encumbrances (as defined in Section 2.02 of the Deed of Trust) to which any of the Supplemental Lands, Supplemental Leases, rights, titles, interests or estates are subject, or otherwise; together with any and all renewals and extensions of any of the Supplemental Lands, Supplemental Leases, rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by the Mortgagor in and to such Supplemental Lands, Supplemental Leases, rights, titles, interests and estates, excluding any additional undivided interests in such Supplemental Lands, Supplemental Leases, rights, titles, interests and estates, hereafter acquired by the Mortgagor;

         F. all tenements, hereditaments, appurtenances and properties in any way appertaining, belonging, affixed or incidental to the Supplemental Lands, Supplemental Leases, rights, titles, interests and estates described or referred to in paragraphs A, B, C, D and E above, which are now owned or, except with respect to any additional undivided interests as provided in paragraph E above, which may hereafter be acquired (by operation of law or otherwise) by the Mortgagor, including, without limitation, any and all property, real or personal, equipment, improvements, fixtures and other property now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of the Supplemental Leases or the lands covered thereby or pooled or unitized therewith including, without limitation, any and all of the Mortgagor's rights, titles and interests in oil wells, gas wells, injection wells or other wells (including, without limitation, the wells described in Exhibit A hereto) or well equipment, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering lines, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, power, telephone and telegraph lines (including without limitation all of the foregoing constituting all or a portion of a production or drilling platform located on Mortgaged Properties or used or useful in the production of Hydrocarbons from Mortgaged Property), surface leases, rights-of-way, easements, servitudes and other surface rights situated upon, used, held for use or useful in connection with the operation and development of the Supplemental Leases and the Supplemental Lands covered thereby or pooled or unitized therewith, together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties (the foregoing rights, interests and properties described in paragraphs A, B, C, D, E and this paragraph F above, and all rights, estates, powers and privileges appurtenant thereto are referred to herein collectively as the "SUPPLEMENTAL MORTGAGED PROPERTIES" and, individually, as a "SUPPLEMENTAL MORTGAGED PROPERTY"); and

         G. all rights, titles, interests and estates now owned by the Mortgagor in and to all Hydrocarbons in and under and which may be produced from or attributable to the Supplemental Leases and the Supplemental Lands or lands pooled or unitized therewith including, without limitation, all natural gas in tanks and all rents, issues, profits, proceeds (including without limitation, any prepayment for production not taken or payments in lieu of production), products, revenues and other income from or attributable to the Supplemental Leases and the Supplemental Lands covered thereby or pooled or unitized therewith which are subjected or required to be subjected to the liens and security interests of this Instrument; and further including, without limitation, any and all liens and security interests in the Hydrocarbons securing payment of proceeds from the sale of Hydrocarbons.

         9. The Deed of Trust as supplemented herein with respect to the Supplemental Collateral is given and affected with a pact de non aliendo, confession of judgment by Mortgagor and waivers of delay notice and appraisement. Mortgagor acknowledges the Obligations secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon in favor of Secured Party, if the Obligations are not paid when due.

         10. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Deed of Trust shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Deed of Trust are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all agreements and covenants and acknowledges and agrees that, except as previously disclosed by Mortgagor under the Deed of Trust (except to the extent same relate to Collateral that is no longer owned by Mortgagor and other than the representation and warranty set forth in the first sentence of Section 2.02(c) of the Deed of Trust) are true and correct in all material respects as of the date hereof. Mortgagor also represents and warrants to the Banks that the current net overproduced position of the Mortgagor with respect to Hydrocarbons produced from the Mortgaged Properties (expressed in volumetric terms) is not materially greater than the overproduced position of the Mortgagor with respect to the Mortgaged Properties as of August 31, 1995.

         11. INSOFAR AS PERMITTED BY OTHERWISE APPLICABLE LAW, THIS AMENDMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF

THE STATE OF NEW YORK (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES). MORTGAGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK AND EACH OTHER STATE WHERE THE COLLATERAL IS LOCATED AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AMENDMENT, THE BASIC DOCUMENTS OR THE OBLIGATIONS IN THE CASE OF A PROCEEDING IN ANY OF SUCH STATES, BY SERVING THE SECRETARY OF STATE OF SUCH STATE IN ACCORDANCE WITH ANY APPLICABLE PROVISIONS OF SUCH STATE'S LAW GOVERNING SERVICE OF PROCESS UPON FOREIGN CORPORATIONS OR ENTITIES.

         12. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

         13. Mortgagor and the Agent acknowledge that the execution of the Credit Agreement does not constitute a payment or prepayment of the Original Credit Agreement, but constitutes an amendment, extension, increase, and modification of the terms thereof.

         14. For purposes of executory process under Louisiana law, the Mortgagor declares that on this 3rd day of February, 1997, but effective for all purposes as of the Effective Date, it has appeared in the presence of the undersigned Notary Public and two witnesses and has executed this amendment through Forest Dorn its Vice President, duly authorized pursuant to Resolutions of the Board of Directors of the Mortgagor, a certified copy of which is annexed hereto as Exhibit "B".

         15. Mortgagor acknowledges that none of the Obligations have been presented to the undersigned Notary Public to be paraphed for identification with this amendment.

         16. Notwithstanding any reference herein to the Credit Agreement or any other Basic Document, no third party shall be obligated to inquire as to whether any term or condition set forth therein has occurred but shall be entitled to rely upon the certificate of the Secured Party as to all events, including but not limited to the occurrence of an Event of Default.

         17. For purposes of executory process, the Mortgagor acknowledges and agrees that the existence, amount, terms, and maturity of the Obligations, may be proven by affidavit or verified petition, in accordance with Louisiana law as now existing or hereafter enacted.

         THUS DONE AND PASSED on this day 3rd day of February, 1997, (the "Effective Date") effective for all purposes as of the Effective Date, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

                             MORTGAGOR:

                             FOREST OIL CORPORATION


                             By: /s/ FDD
                                ----------------------------------
                                Name: Forest D. Dorn
                                Title: V.P.

ATTEST:

/s/ BEC
-----------------------------------
Asst. Secretary Barbara E. Chesebro

WITNESSES:

/s/ Sandra W. Newth
------------------------------

/s/ Richard W. Schelin
------------------------------

                              /s/ Michele M. Miller
                            ------------------------------
                                    Notary Public

         THUS DONE AND PASSED on this 5th day of February, 1997, (the
"Effective Date") effective for all purposes as of the Effective Date in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with the Agent and the Trustee and me, Notary, after reading of the whole.

                             AGENT:

                             THE CHASE MANHATTAN BANK


                             By: /s/ Mary Jo Woodford
                                ------------------------------
                                Name: Mary Jo Woodford
                                Title: V.P.

ATTEST:

/s/ Jean E. Rugani
------------------------------
Asst. Corporate Secretary



                             TRUSTEE:


                             By: /s/ Mary Jo Woodford
                                ------------------------------
                                Name: Mary Jo Woodford
                                Title: V.P.

WITNESSES:

/s/ Elvine Franzini
------------------------------

/s/ Jennifer V. Rao
------------------------------

                             /s/ Virginia Stank
                            ------------------------------
                                    Notary Public

                             NOTARY'S CERTIFICATE

The undersigned Notary Public hereby certifies that attached hereto are certified copies of Resolutions produced by the Mortgagor and attached by me to this Amendment No. 3 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing executed this 3rd day of February, 1997 and effective for all purposes as of August 31, 1995.

                               /s/ Michele M. Miller
                            ------------------------------
                                    Notary Public

                                   ACKNOWLEDGEMENT

STATE OF COLORADO         )
                             : ss.
CITY AND COUNTY OF DENVER )

         BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on __________, 1997 there personally appeared before me, the following person, being the designated officer of the corporation set opposite his name, and such corporation being a party to the foregoing Amendment:

         Forest D. Dorn, the V.P. of Forest Oil
Corporation,

         This Amendment was acknowledged before me on this 3rd day of February, 1997 by Forest D. Dorn, of Forest Oil Corporation, a New York corporation, on behalf of said corporation.

         LOUISIANA

         Who being by me duly sworn, deposed and said that he is the designated officer of said corporation described in and which executed the foregoing Amendment, that he signed his name thereto by order of the Board of Directors of said corporation, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of Denver, State of Colorado, this 3rd day of February, 1997.

                         /s/ Michele M. Miller
                        -----------------------------------------
                        Notary Public, State of Colorado
                                                -----------------

                        Notary's Printed Name:  Michele M. Miller
                                                -----------------


                        My Commission expires:  September 29, 2000
                                                ------------------

                                   ACKNOWLEDGEMENT

STATE OF NEW YORK   )
                    : ss.
COUNTY OF NEW YORK  )

         BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on February 5, 1997 there personally appeared before me, the following person, being the designated officer of the banking association set opposite his name, and such corporation being a party to the foregoing Amendment:

         Mary Jo Woodford, a V.P. of The Chase Manhattan Bank.

         This Amendment was acknowledged before me on this 5th day of February, 1997 by Mary Jo Woodford, of The Chase Manhattan Bank, a national banking association, on behalf of said national banking association.

         LOUISIANA

         Who being by me duly sworn, deposed and said that he is the designated officer of said bank described in and which executed the foregoing Amendment, that he signed his name thereto by order of the Board of Directors of said bank, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said bank.

         IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of New York, State of New York, this 5th day of February, 1997.

                         /s/ Virginia Stank
                        ----------------------------------------
                        Notary Public, State of New York
                                                ----------------

                        Notary's Printed Name:  Virginia Stank
                                                ----------------

                        My Commission expires:  November 30, 1997
                                                -----------------

                                ACKNOWLEDGEMENT

STATE OF NEW YORK  )
                   : ss.
COUNTY OF NEW YORK )

         BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on February 5, 1997 there personally appeared before me, the following person, being a party to the foregoing Amendment:

         This Amendment was acknowledged before me on this 5th day of February, 1997 by Mary Jo Woodford.

         LOUISIANA

         Who being by me duly sworn, deposed and said that he is the Trustee described in the foregoing Amendment, that he signed his name thereto, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as him free act and deed.


         IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of New York, State of New York, this 5th day of February, 1997.

                         /s/ Virginia Stank
                        ----------------------------------------
                        Notary Public, State of New York
                                                ----------------

                        Notary's Printed Name:  Virginia Stank
                                                ----------------

                        My Commission expires:  November 30, 1997
                                                -----------------

                                                                  Schedule 1


                          SCHEDULE OF RECORDING INFORMATION

                                FOREST OIL CORPORATION

                                         and

                              THE CHASE MANHATTAN BANK
                                       as Agent

1. Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated December 1, 1993 executed by Forest Oil Corporation ("Forest") in favor of Bettylou J. Robert, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent (all recording references are to the Real Property Records):


RECORDED IN THE STATE OF TEXAS

    COUNTY              DATE FILED     RECORDING INFORMATION
    ------              ----------     ---------------------

    Aransas             12/8/93        Recorded 12/10/93 as
                                       #192065

    Brazoria            12/8/93        Recorded 12/8/93 as
                                       #93-044178

    Calhoun             12/8/93        Recorded 12/8/93 in
                                       Volume 116, Page 73

    Chambers            12/8/93        Recorded 12/10/93 in
                                       Volume 93-225, Page 522

    Galveston           12/16/93       Recorded 12/16/93 as
                                       #9353245

    Hidalgo             12/8/93        Recorded 12/8/93 as
                                       #357731

    Jefferson           12/8/93        Recorded 12/8/93 as
                                       #93-41412

    Loving              12/8/93        Recorded 12/8/93 in
                                       Volume 45, Page 688

    Matagorda           12/8/93        Recorded 12/8/93 in
                                       Volume 366, Page 787

    Pecos               12/8/93        Recorded 12/8/93 in
                                       Volume 272, Page 25


    Reeves              12/8/93        Recorded 12/8/93 in
                                       Volume 533, Page 315

    Ward                12/8/93        Recorded 12/9/93 in
                                       Volume 175, Page 524


RECORDED IN THE STATE OF OKLAHOMA

    COUNTY              DATE FILED         RECORDING INFORMATION
    ------              ----------         ---------------------

    Caddo               12/8/93             Recorded 12/8/93 as
                                            No. 93 9150

    Oklahoma            12/8/93             Recorded 12/8/93 as
                                            No. 03908

    Washita             12/8/93             Recorded 12/8/93 as
                                            E-1333


RECORDED IN THE STATE OF WYOMING

    COUNTY              DATE FILED         RECORDING INFORMATION
    ------              ----------         ---------------------

    Natrona             12/8/93             Recorded 12/8/93 as
                                            Instrument #535014


RECORDED IN THE STATE OF LOUISIANA

A.  PARISH              DATE FILED     RECORDING INFORMATION
    ------              ----------     ---------------------

    Iberia              12/7/93        Entry No. 93-8912

                                       MOB A-633, folio _____

    Vermilion           12/7/93        Entry No. 9311419
                                       MOB _____, folio _____

    St. Mary            12/7/93        Entry No. 206,342
                                       MOB 677, folio 650

    Cameron             12/7/93        Entry No. 233834
                                       MOB 197, folio _____

    Plaquemines         12/7/93        MOB 231, folio 1

    LaFourche           12/7/93        Entry No. 759883
                                       MOB 657, folio _____

    Terrebonne          12/7/93        Entry No. 927906
                                       MOB 959, folio _____

    Jefferson           12/8/93        Entry No. 9368844
                                       MOB 3629, folio 248



B.  Minerals Management Service
    Gulf of Mexico Region
    December 7, 1993

    Lease Files:

    OCS-G 0900, OCS-G 0986, OCS-G 0987, OCS-G 0991,
    OCS-G 0992, OCS-G 0993, OCS-G 0994, OCS-G 0995,
    OCS-G 0996, OCS-G -997, OCS-G 1216, OCS-G 1217,
    OCS-G 1979, OCS-G 1980, OCS-G 1981, OCS-G 1982,
    OCS-G 5517, OCS-G 5625, OCS-G 7793, OCS-G 8434,
    OCS-G 8457, OCS-G 9627, OCS-G 9651, OCS-G 10742,
    OCS-G 10785


C. Financing Statement executed by Forest in connection with item # 1 above and filed as follows:

    LOCATION            DATE FILED            FILING INFORMATION
    --------            ----------            ------------------

    Secretary of        12/8/93                  #230027
      State of Texas


2. Amendment No. 1 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated June 3, 1994 executed by Forest Oil Corporation ("Forest") in favor of Bettylou J. Robert, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent:


    RECORDED IN THE STATE OF TEXAS

    COUNTY         DATE FILED     RECORDING INFORMATION
    ------         ----------     ---------------------

    Aransas        6/9/94         Recorded 6/13/94 as #195102

    Brazoria       6/8/94         Recorded 6/8/94 as #94-021546

    Calhoun        6/8/94         Recorded 6/9/94 in Volume 125,
                                  Page 905-915 #35684

    Chambers       6/8/94         Recorded 6/10/94 in
                                  Volume 94-240, Page 214

    Galveston      6/22/94        Recorded 6/22/94 as #9428381

    Hidalgo        6/14/94        Recorded 6/14/94 as #392138

    Jefferson      6/8/94         Recorded 6/8/94 as #94-9418637

    Loving         6/9/94         Recorded 6/9/94 in Volume 46,
                                  Page 231

    Matagorda      6/8/94         Recorded 6/8/94 in Volume 381,
                                  Page 504

    Pecos          6/9/94         Recorded 6/9/94 in Volume 274,
                                  Page 231

    Reeves         6/9/94         Recorded 6/10/94 in
                                  Volume 538, Page 228

    Ward           6/23/94        Recorded 6/23/94 in
                                  Volume 177, Page 41

    RECORDED IN THE STATE OF LOUISIANA

A.  COUNTY         DATE FILED     RECORDING INFORMATION
    ------         ----------     ---------------------

    Cameron        6/7/94         Recorded 6/7/94
                                  Entry No. 236410
                                  MOB 200, folio _____

    Iberia         6/6/94         Recorded 6/6/94
                                  Entry No. 94-4017
                                  MOB A-641, folio _____

    Jefferson      6/6/94         Recorded 6/6/94
                                  Entry No. 938445
                                  MOB 980, folio _____

    LaFourche      6/6/94         Recorded 6/6/94
                                  Entry No. 767362
                                  MOB 670, page 682

    Plaquemines    6/7/94         Recorded 6/7/94
                                  MOB 235, folio 1083

    St. Mary       6/6/94         Recorded 6/6/94
                                  Entry No. 208,538
                                  MOB 687, folio _____

    Terrebonne     6/6/94         Recorded 6/6/94
                                  Entry No. 938445
                                  MOB 980, folio _____

    Vermilion      6/6/94         Recorded 6/6/94
                                  Entry No. 9405602
                                  MOB ____, folio _____


B.  Minerals Management Service, Gulf of Mexico Region, June 6, 1994.

    Lease Files:

    OCS-G 0900, OCS-G 0986, OCS-G 0987,
    OCS-G 0991, OCS-G 0992, OCS-G 0993, OCS-G 0994,
    OCS-G 0995, OCS-G 0996, OCS-G 0997, OCS-G 1216,
    OCS-G 1217, OCS-G 1979, OCS-G 1980, OCS-G 1981,
    OCS-G 1982, OCS-G 5517, OCS-G 5625, OCS-G 7793,
    OCS-G 8434, OCS-G 8457, OCS-G 9627, OCS-G 9651,
    OCS-G 10742, OCS-G 10785

    To cover Texas Deed of Trust also filed in OCS-G 6178, 6156, 9086, 5171, 6048, 6069, 3738, 8553 and 12509.


2. UCC-1 Financing Statement by Forest Oil Corporation, as Debtor, and The Chase Manhattan Bank, as Secured Party.

    a.   Orleans Parish, Louisiana
         December 8, 1993
         Under UCC Entry No. 36-79419.

    b.   Minerals Management Service
         Gulf of Mexico Region
         December 7, 1993

         Lease Files:

         OCS-G 0900, OCS-G 0986, OCS-G 0987,
         OCS-G 0991, OCS-G 0992, OCS-G 0993, OCS-G 0994,
         OCS-G 0995, OCS-G 0996, OCS-G 0997, OCS-G 1216,
         OCS-G 1217, OCS-G 1979, OCS-G 1980, OCS-G 1981,
         OCS-G 1982, OCS-G 5517, OCS-G 5625, OCS-G 7793,
         OCS-G 8434, OCS-G 8457, OCS-G 9627, OCS-G 9651,
         OCS-G 10742, OCS-G 10785


3. Amendment No. 2 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated August 31, 1995 executed by Forest Oil Corporation ("Forest") in favor of Ian G.P. Schottlaender, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent:

    RECORDED IN THE STATE OF TEXAS

    COUNTY         DATE FILED     RECORDING INFORMATION
    ------         ----------     ---------------------

    Arkansas       9/28/95        Recorded 9/28/95 as
                                       #202631

    Brazoria       9/27/95        Recorded 9/27/95 as
                                  #95-031805

    Calhoun        9/27/95        Recorded 9/27/95 in
                                  Volume 149, Page 818

    Chambers       9/28/95        Recorded 9/29/95 in
                                  Volume 95-277, Page 484

    Galveston      10/11/95       Recorded 10/11/95 as
                                  #9539437

    Hidalgo        9/29/95        Recorded 9/29/95 as
                                  #477853

    Jefferson      9/27/95        Recorded 9/27/95 as
                                  #95-9528748

    Loving         9/28/95        Recorded 9/28/95 in
                                  Volume 48, Page 602

    Matagorda      9/27/95        Recorded 9/27/95 in
                                  Volume 420, Page 675

    Pecos          9/28/95        Recorded 9/28/95 in
                                  Volume 280, Page 450

    Reeves         9/29/95        Recorded 9/29/95 in
                                  Volume 554, Page 415

    Ward           9/29/95        Recorded 9/29/95 in
                                  Volume 181, Page 615



    RECORDED IN THE STATE OF OKLAHOMA

    COUNTY         DATE FILED     RECORDING INFORMATION
    ------         ----------     ---------------------

    Caddo          9/21/95        Recorded 9/21/95 in
                                  Book 2006, Page 63-85
                                  as #95-07098

    Oklahoma       9/21/95        Recorded 9/21/95 No. 3098

    Washita        9/22/95        Recorded 9/22/95 in
                                  Book 826, Page 410-486


    RECORDED IN THE STATE OF WYOMING

    COUNTY              DATE FILED     RECORDING INFORMATION
    ------              ----------     ---------------------

    Natrona             9/15/95        Recorded 9/15/95 as
                                       Instrument #567140

    Secretary of State  9/19/95        Recorded 9/18/95
                                       Current document ID:
                                       9526112 1CO4


    RECORDED IN THE STATE OF LOUISIANA

    COUNTY         DATE FILED     RECORDING INFORMATION
    ------         ----------     ---------------------

    Cameron        9/19/95        File No:  242694
                                  MOB 212

    Iberia         9/19/95        Entry No: 95-7038
                                  MOB A-665

    LaFourche      9/19/95        Entry No:  787079
                                  MOB 700, folio 23

    Plaquemines    9/20/95        MOB 249, folio 856

    St. Mary       9/19/95        Entry No. 214, 024
                                  MOB 715

    Terrebonne     9/19/95        Entry No. 962561

                                  MOB 1031, page 402

    Vermilion      9/19/95        Entry No. 9509530
                                  MOB 9509530


    B.   Minerals Management Service, Gulf of Mexico Region, October 10, 1995.

         Lease Files:

         OCS-G 0900, OCS-G 0986, OCS-G 0987, OCS-G 0991,
         OCS-G 0992, OCS-G 0993, OCS-G 0994, OCS-G 0995,
         OCS-G 0996, OCS-G 0997, OCS-G 1216, OCS-G 1217,
         OCS-G 1979, OCS-G 1980, OCS-G 1981, OCS-G 1982,
         OCS-G 5517, OCS-G 5625, OCS-G 7793, OCS-G 8434,
         OCS-G 8457, OCS-G 9627, OCS-G 9651, OCS-G 10742,
         OCS-G 10785, OCS-G 6178, OCS-G 6156, OCS-G 9086,
         OCS-G 5171, OCS-G 6048, OCS-G 6069, OCS-G 3738,
         OCS-G 8553, OCS-G 12509.

                                                                   EXHIBIT A

                                                                   EXHIBIT B


                    RESOLUTIONS OF THE BOARD OF DIRECTORS